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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2000
                                                 ----------------
  (January 5, 2000)
  -----------------

                       THE IMPERIAL HOME DECOR GROUP INC.
             (Exact name of registrant as specified in its charter)


           Delaware                     333-58913              51-0370302
(State or other jurisdiction of     (Commission File        (I.R.S. Employer
         incorporation)                  Number)           Identification No.)

     23645 Mercantile Road, Cleveland, Ohio                      44122
     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:          (216) 464-3700
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         On January 5, 2000, the Company issued a press release announcing the filing of voluntary petitions of the Company and its affiliates for protection under chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. A copy of the press release is filed herewith is Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired.

                           Not applicable.

         (b)      Pro Forma Financial Information.

                           Not applicable.

         (c)      Exhibits.

         Exhibit No.       Exhibit Description
         -----------       -------------------

             99.1 Press Release issued by the Imperial Home Decor Group Inc., dated January 5, 2000.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  The  Imperial Home Decor Group Inc.


Date: January 5, 2000             By:   / Scott R. Levin /
                                     ------------------------------------------
                                     Scott R. Levin
                                     Acting Chief Executive Officer,
                                     Executive Vice President--Administration
                                     and Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit No.        Exhibit Description
-----------        -------------------

99.1 Press Release issued by the Imperial Home Decor Group Inc., dated January 5, 2000